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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 20, 1999


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



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


Item 5.  Other Events

         On July 30, 1999, Allied Waste Industries, Inc. ("Allied") completed the acquisition of Browning-Ferris Industries, Inc. ("BFI") under which Allied acquired BFI for $45 in cash per BFI common share. The transaction was structured as a merger of BFI with a subsidiary of Allied and was subject to the satisfaction of certain conditions. Prior to the completion of the transaction, BFI sold its equity interest in SITA, S.A. to Suez Lyonnaise des Eaux, S.A. for approximately $444.0 million. Subsequent to the transaction, Allied entered into definitive merger agreements to divest of certain non-core and non-integrated assets including (i) the medical waste operations of BFI to Stericycle, Inc. for approximately $410.5 million, which was completed in November, 1999, (ii) the Canadian operations of BFI to Waste Management, Inc. for approximately $225.0 million, (iii) certain assets of BFI Gas Services, Inc. to Gas Recovery Systems, Inc. for approximately $63.0 million and
         (iv) certain government mandated and other identified non-core or non-integrated operations for an aggregate of approximately $700.5 million. The pro forma statements of operations do not reflect potential acquisitions expected in 2000.

         The financial statements and pro forma financial statements included herein are for informational purposes and should be read in connection with the Form 8-K filed on March 16, 1999 announcing this transaction and the Agreement and Plan of Merger.


Item 7.  Financial Statements

         (a)      Pro Forma Combined Financial Statements of Operations

    (i)        Introduction
    (ii) Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 1999 (unaudited)
    (iii) Pro Forma Combined Statement of Operations for the Year Ended December 31, 1998 (unaudited)
    (iv)       Notes to Pro Forma Combined Financial Statements (unaudited)

                     PRO FORMA COMBINED FINANCIAL STATEMENTS

The financial data presented below for the nine months ended September 30, 1999 and for the fiscal years ended December 31, 1998 for Allied and September 30, 1998 for BFI are derived from Allied's consolidated financial statements and related notes, and BFI's consolidated financial statements and related notes. See Allied's and BFI's consolidated financial statements in Allied's 1998 Form 10-K/A, Allied's September 30, 1999 Form 10-Q and BFI's 1998 Form 10-K/A, respectively.

The unaudited summary pro forma combined statement of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 give effect to the acquisition of BFI and certain divestitures of non-core or non-integrated operations as if each had occurred on January 1, 1998.

These statements of operations do not purport to be indicative of the combined results of operations of Allied and BFI that might have occurred had the BFI acquisition been completed on such dates, nor are they indicative of future results of operations. The pro forma combined financial statements do not give effect to any cost savings or other benefits of the business combination, which may result from the integration of Allied's and BFI's operations.

The unaudited pro forma combined statements of operations should be read in conjunction with the notes to the unaudited pro forma combined financial statements of operations, the historical consolidated financial statements of Allied and related notes and the historical consolidated financial statements of BFI and related notes. See "Management's Discussion and Analysis of Financial Condition and Results of Operation-Disclosure Regarding Forward-Looking Statements" in Allied's 1998 Form 10-K/A.

                          ALLIED WASTE INDUSTRIES, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                            (In thousands, unaudited)

                                                                                 Pro Forma
                                                                                Adjustments
                                                      Historical               Related to the
                                              Allied(1)         BFI(2)              BFI              Dispositions(4)     Pro Forma
                                                                               Acquisition(3)
                                             ------------     ------------    -----------------      ---------------    ------------
Revenues.................................    $ 1,957,031      $ 2,487,436     $             --       $    (488,879)     $ 3,955,588
Cost of operations.......................      1,122,718        1,615,310                   --            (314,624)       2,423,404
Selling, general and administrative expense      140,769          318,704                   --             (41,756)         417,717
Depreciation and amortization expense....        168,529          236,888                   --             (40,534)         364,883
Goodwill amortization....................         57,881           10,166               92,210  (a)         (3,462)         156,795
Acquisition related and unusual costs....        549,774         (56,880)                   --                  469         493,363
                                             ------------     ------------    -----------------      ---------------    ------------
 .........
Operating income (loss)..................       (82,640)          363,248             (92,210)             (88,972)          99,426
Interest expense, net....................        227,321           69,420              297,899  (b)             235         594,875

Equity income of unconsolidated affiliates      (11,265)         (32,742)                   --                2,995        (41,012)
                                             ------------     ------------    -----------------      ---------------    ------------
Net income (loss) before income tax expense
  (benefit), minority interest,
extraordinary loss
    and cumulative effect of change in         (298,696)          326,570            (390,109)             (92,202)       (454,437)
      accounting principle...............
Income tax expense (benefit).............       (46,434)          155,404            (117,670)  (c)        (36,490)        (45,190)
Minority interest........................             --            2,796                   --                (396)           2,400
                                             ------------     ------------    -----------------      ---------------    ------------

Net income (loss) before extraordinary loss
  and cumulative effect of change in
  accounting principle...................      (252,262)          168,370            (272,439)             (55,316)       (411,647)
Dividends................................         11,219           60,192             (18,565)  (d)              --          52,846
                                             ------------     ------------    -----------------      ---------------    ------------

Net income (loss) to common shareholders
  before extraordinary loss and cumulative
  effect of change in accounting principle   $ (263,481)        $ 108,178     $      (253,874)       $     (55,316)     $ (464,493)
                                             ============     ============    =================      ===============    ============

Basic EPS:
Net loss before extraordinary loss and
  cumulative effect of change in
accounting                                     $  (1.41)                                                                  $  (2.48)
    principle............................
                                             ============                                                               ============
Weighted average common shares
  outstanding............................        187,312                                                                    187,312
                                             ============                                                               ============

Diluted EPS:
Net loss before extraordinary loss and
  cumulative effect of change in
accounting                                     $  (1.41)                                                                  $  (2.48)
    principle............................
                                             ============                                                               ============
Weighted average common shares
  outstanding............................        187,312                                                                    187,312
                                             ============                                                               ============

-----------------

The accompanying notes are an integral part of this pro forma combined statement of operations.


                          ALLIED WASTE INDUSTRIES, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                            (In thousands, unaudited)

                                                                                 Pro Forma
                                                                                Adjustments
                                             Historical      Pro Forma       Related to the
                                              Allied(1)       BFI(2)              BFI              Dispositions(4)      Pro Forma
                                                                             Acquisition(3)
                                             ------------   ------------    -----------------      ---------------    --------------
Revenues.................................     $1,575,612    $ 4,112,782     $             --          $ (809,422)       $ 4,878,972
Cost of operations.......................        892,273      2,613,419                   --            (505,902)         2,999,790
Selling, general and administrative expense      155,835        515,149                   --             (86,290)           584,694
Depreciation and amortization expense....        149,260        392,347                   --             (72,883)           468,724
Goodwill amortization....................         30,705         17,031              159,404  (a)         (6,869)           200,271
Acquisition related and unusual costs....        247,902        (3,545)                   --              (6,544)           237,813
Asset impairments........................         69,714             --                   --                   --            69,714
                                             ------------   ------------    -----------------      ---------------    --------------

Operating income.........................         29,923        578,381            (159,404)            (130,934)           317,966
Interest expense, net....................         84,401        106,036              513,088  (c)             152           703,677

Equity in earnings of unconsolidated                  --       (51,208)                   --                7,846          (43,362)
affiliates...............................
                                             ------------   ------------    -----------------      ---------------    --------------
Net income (loss) before income tax
expense,                                        (54,478)        523,553            (672,492)            (138,932)         (342,349)
  minority interest and extraordinary loss
Income tax expense.......................         43,773        206,283            (202,670)  (d)        (53,852)           (6,466)
Minority interest........................             --          2,233                   --                   --             2,233
                                             ------------   ------------    -----------------      ---------------    --------------

Net income (loss) before extraordinary loss     (98,251)        315,037            (469,822)             (85,080)         (338,116)
Dividends................................             --        133,545             (66,943)  (e)              --            66,602
                                             ------------   ------------    -----------------      ---------------    --------------

Net income (loss) to common shareholders.      $(98,251)      $ 181,492     $      (402,879)           $ (85,080)       $ (404,718)
                                             ============   ============    =================      ===============    ==============

Basic EPS:
Net loss before extraordinary loss.......      $  (0.54)                                                                 $   (2.21)
                                             ============                                                             ==============
Weighted average common shares
  outstanding............................        182,796                                                                    182,796
                                             ============                                                             ==============

Diluted EPS:
Net loss before extraordinary loss.......      $  (0.54)                                                                 $   (2.21)
                                             ============                                                             ==============
Weighted average common shares
  outstanding............................        182,796                                                                    182,796
                                             ============                                                             ==============


-----------------

The accompanying notes are an integral part of this pro forma combined statement of operations.

NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                                   (unaudited)

1        Allied Historical Statement of Operations

     The historical balances represent the results of operations of Allied for each of the indicated periods as reported in the historical consolidated financial statements of Allied and includes the results of operations of BFI since the date of acquisition on July 30, 1999. Acquisition related and unusual costs recorded in Allied's results of operations for the nine months ended September 30, 1999 include $548.7 million incurred in connection with the BFI acquisition.

2.       BFI Historical Pro Forma Statement of Operations

      The amounts related to the BFI Acquisition in the pro forma combined statements of operations represent the historical results of operations of BFI for the seven months ended July 31, 1999 and the year ended September 30, 1998 adjusted to give effect to BFI's divestiture of its operations outside of North America in March 1998.

3.       Pro Forma Adjustments Related to the BFI Acquisition

     The pro forma adjustments related to the purchase allocation of the BFI acquisition give effect to marking the assets and liabilities of BFI to fair market value in connection with the purchase accounting. Combined financial position and results of operations may be materially impacted by other charges, which may arise from the acquisition of BFI.

(a) Goodwill amortization related to $6.5 billion of goodwill recorded in connection with the acquisition of BFI, net of the impact of divestitures, based on a 40 year amortization period and reduced by the elimination of historical goodwill amortization of BFI.

(b) The net increase in interest expense and the amortization of debt issuance costs of $710.1 million, net of reduction for pay down of debt resulting from asset divestitures and write-off of debt issuance costs of $197.0 million related to the old Allied credit facility for the year ended December 30, 1998. The net increase in interest expense and the amortization of debt issuance costs of $414.2 million, net of reduction for pay down of debt resulting from asset divestitures and write-off of debt issuance costs of $116.3 million related to the old Allied credit facility for the nine months ended September 30, 1999.

(c) The income tax expense at Allied's tax rate of 39.5% applied to deductible items.

(d) The elimination of BFI's historical dividends net of dividends paid on the senior convertible preferred stock calculated based on $1 billion of shares outstanding at a 6.5% rate compounded on a quarterly basis.

4.       Dispositions

     The pro forma financial statements give effect to the proposed divestitures of the Canadian operations of BFI for approximately $225.0 million, certain assets of BFI Gas Services, Inc. operations for $63.0 million, certain government mandated divestitures other identified non-core or non-integrated operations for an aggregate sales price of $700.5 million, and the BFI investment in the common stock of SITA, S.A. which was sold for $444.0 million and the BFI medical waste operations which were sold for approximately $410.5 million. The combined sales proceeds excluding the proceeds from the sale of the common stock of SITA, S.A. which was received prior to the acquisition of BFI will be used to repay the $556.0 million Asset Sale Term Loan, $500.0 million under the Tranche D of the credit facility and $343.0 million under Tranches A, B and C of the credit facility.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           ALLIED WASTE INDUSTRIES, INC.


                             By:                /s/PETER S. HATHAWAY
                                    --------------------------------------------
                                                 Peter S. Hathaway
                                     Vice President & Chief Accounting Officer



Date:     November 20, 1999